Exhibit No. 10.25
Schedule of Participating Directors and Officers to Form Indemnification Agreement
Armstrong World Industries, Inc. entered into indemnification agreements with its directors, Stanley A. Askren, David Bonderman, Kevin R. Burns, Matthew J. Espe, James J. Gaffney, Tao Huang, Michael F. Johnston, Larry S. McWilliams, James J. O‘Connor, John J. Roberts, Richard E. Wenz and Bettina M. Whyte and certain of its officers including Matthew J. Espe, Victor D. Grizzle, Thomas M. Kane, Thomas B. Mangas, Stephen F. McNamara, Jeffrey D. Nickel, and Frank J. Ready.